UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 3, 2015

CHINA BIOLOGIC PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34566	75-2308816
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID No.)
incorporation or organization)

18th Floor, Jialong International Building
19 Chaoyang Park Road
Chaoyang District, Beijing 100125
People’s Republic of China

(Address of Principal Executive Offices)

86-10-6598-3166

Registrant's telephone number, including area code

____________________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 5, 2015, China Biologic Products, Inc. (the “Company”) issued a press release announcing its unaudited financial results for its second quarter ended June 30, 2015. A copy of the press release, which the Company is furnishing to the Securities and Exchange Commission, is attached as Exhibit 99.1 and incorporated by reference herein.

Item 4.01 Changes in Registrant’s Certifying Accountant.

KPMG was previously independent registered public accounting firm for the Company. On August 3, 2015, the board of directors (the “Board”) of the Company, acting upon the recommendation of the audit committee of the Board, approved the dismissal of KPMG as the Company’s independent registered public accounting firm and the appointment of KPMG Huazhen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, effective on August 5, 2015. The change to KPMG Huazhen LLP, based in mainland China, is intended to align the auditing process to the location where the vast majority of the Company’s operations take place and where substantial audit work is performed.

During the two fiscal years ended December 31, 2014 and the subsequent interim period through August 5, 2015, there were no (i) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided KPMG with a copy of the foregoing disclosures and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of KPMG’s letter dated August 5, 2015 is attached as Exhibit 16.1 hereto.

During the two fiscal years ended December 31, 2014 and the subsequent interim period preceding KPMG Huazhen LLP’s engagement, neither the Company nor anyone acting on its behalf consulted KPMG Huazhen LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 3, 2015, the Board, acting upon the recommendation of the compensation committee of the Board (the “Compensation Committee”), approved and authorized the issuance of an aggregate of up to 329,500 shares of restricted stock under the 2008 Equity Incentive Plan to employees of the Company, including:

•	80,000 shares of the Company’s restricted stock to Mr. David (Xiaoying) Gao, Chief Executive Officer and Chairman of the Board;

•	30,000 shares of the Company’s restricted stock to Mr. Ming Yang, Chief Financial Officer;

•	20,000 shares of the Company’s restricted stock to Mr. Ming Yin, Senior Corporate Vice President;

•	20,000 shares of the Company’s restricted stock to Mr. Gang Yang, Corporate Vice President and the General Manager of Guizhou Taibang Biological Products Co., Ltd., a majority-owned subsidiary of the Company;

•	5,000 shares of the Company’s restricted stock to Ms. Zhijing Liu, Corporate Vice President;

•	an aggregate of 104,100 shares of the Company’s restricted stock to other employees; and

•	an aggregate of up to 70,400 shares of the Company’s restricted stock (the “CEO Award”) to employees to be identified with extraordinary performance in 2015 (the “CEO Award Grantees”), in the sole discretion of Chief Executive Officer.

The restricted stock granted to each of the employees will vest annually over a 4-year period in four equal portions, with the first portion vesting on the one year anniversary of the grant date.

Additionally, the Board, acting upon the recommendation of the Compensation Committee, approved and authorized the issuance of an aggregate of 42,000 shares of the Company’s restricted stock to non-executive directors, of which 6,000 shares of the Company’s restricted stock to Mr. Wenfang Liu, 9,000 shares of the Company’s restricted stock to Mr. Yungang Lu, 10,000 shares of the Company’s restricted stock to Mr. Sean Shao, 6,000 shares of the Company’s restricted stock to Mr. Zhijun Tong, 6,000 shares of the Company’s restricted stock to Mr. Albert (Wai Keung) Yeung, and 5,000 shares of the Company’s restricted stock to Mr. Joseph Chow. The restricted stock granted to each of the non-executive directors will vest annually over a 2-year period in two equal portions, with the first portion vesting on the one year anniversary of the grant date.

The Company entered into a restricted stock grant agreement with each of the aforementioned grantees other than the CEO Award Grantees on August 3, 2015. The Company will enter into a restricted stock grant agreement with each of the CEO Award Grantees as and when authorized by Chief Executive Officer.

There is no family relationship between any directors or executive officers of the Company named above. In addition, there has been no transaction, nor is there any currently proposed transaction, between the Company and any of the directors or executive officers of the Company named above that would require disclosure under Item 404(a) of Regulation S-K.

ITEM 7.01 REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated by reference herein.

The information set forth in Item 2.02 and Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
16.1	Letter of KPMG dated August 5, 2015
99.1	Press release dated August 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2015	CHINA BIOLOGIC PRODUCTS, INC.

	By:	/s/ David (Xiaoying) Gao
David (Xiaoying) Gao Chief Executive Officer